Exhibit 10.153

AMENDMENT

TO
CALIFORNIACARE MEDICAL SERVICES AGREEMENT

BETWEEN
BLUE CROSS OF CALIFORNIA

AND
NORTHWEST ORANGE COUNTY MEDICAL GROUP, INC.

This Amendment to the CaliforniaCare Medical Services Agreement is entered into at Woodland Hills, Los Angeles County, California, and will be effective as of January 1, 2003 between Blue Cross of California and its Affiliates (“BLUE CROSS”) and Northwest Orange County Medical Group, Inc. (“PARTICIPATING MEDICAL GROUP”).

RECITALS

A.                                   BLUE CROSS and PARTICIPATING MEDICAL GROUP have previously entered into a CaliforniaCare Medical Services Agreement, effective January 1, 1997 (as may have been amended, the “Agreement”).

B.                                     The parties now desire to amend the Agreement.

NOW, THEREFORE, IT IS AGREED:

1.                                       All references in the Agreement to the Department of Corporations and the Commissioner of Corporations shall hereafter mean the California Department of Managed Health Care and the Director of the California Department of Managed Health Care, respectively.

2.                                       Article II of the Agreement is hereby amended as follows:

A.                                   The following Sections are hereby deleted from Article II: 2.01 (Adjusted Per Member Per Month Non-Capitated Expense), 2.03 (Age/Sex Factors), 2.06 (Attachment Point), 2.20 (Case Management Stop-Loss Threshold), 2.40 (Non-Capitated Expenses), 2.41 (Non-Capitated Performance Settlement), 2.42 (Non-Capitated Performance Settlement Schedule), 2.48 (Outpatient Prescription Drug Expense), 2.49 (Outpatient Prescription Drug Settlement), 2.50 (Outpatient Prescription Drug Settlement Schedule), 2.52 (Per Member Per Month Non-Capitated Expense), 2.53 (Per Member Per Month (PMPM) Outpatient Prescription Drug Expense), 2.54 (Plan Factors), 2.60 (Region Factor) and 2.64 (Stop-Loss Factor).

B.                                     Section 2.23 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Emergency” means a sudden onset of a medical condition manifesting itself by acute symptoms of sufficient severity (including, without limitation, severe pain) such that the patient may reasonably believe that the absence of immediate medical or psychiatric attention could reasonably result in any of the following:

A.                                   Placing the patient’s health in serious jeopardy,

B.                                     Serious impairment to bodily functions,

C.                                     Other serious medical or psychiatric consequences, or

D.                                    Serious and/or permanent dysfunction of any bodily organ or part.

*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

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C.                                     Section 2.42 of the Agreement is hereby deleted and replaced with the following:

“Operations Manual” means the CaliforniaCare PMG Operations Manual, as found on BLUE CROSS’ Internet web site at www.bluecrossca.com.

D.                                    The following sections are hereby added to Article II:

2.09.1                  “BLUE CROSS Services” means all CALIFORNIACARE Covered Medical Services which are designated in this Agreement or in the Division of Financial Responsibility as BLUE CROSS Services.

2.37.1                  “Mental Health Parity Services” means those mental health services related to the diagnosis and Medically Necessary treatment of “severe mental illnesses” and “serious emotional disturbances of a child,” as such terms are defined in Section 1374.72 of the California Health and Safety Code.

2.69.1                  “Generic Outpatient Prescription Drug(s)” means an outpatient prescription drug identified as a generic by BLUE CROSS or First Data Bank and refers to an outpatient prescription drug product having the same active ingredients as a brand or trade name product.

2.70.1                  Generic Outpatient Prescription Drug Utilization Incentive” means an amount paid to PARTICIPATING MEDICAL GROUP based on the prescription of Generic Outpatient Prescription Drugs to Members assigned to PARTICIPATING MEDICAL GROUP who have an outpatient prescription drug benefit included in their Benefit Agreement.

2.71.1                  “Generic Outpatient Prescription Drug Utilization Incentive Schedule” means a schedule of incentive amounts associated with varied levels of prescription of Generic Outpatient Prescription Drugs to Members assigned to PARTICIPATING MEDICAL GROUP who have an outpatient prescription drug benefit included in their Benefit Agreement.  This Schedule is set forth in Exhibit H attached and incorporated herein.

2.72.1                  “GOPDU Attachment Point” is the point at which no Generic Outpatient Prescription Drug Utilization Incentive shall be paid if PARTICIPATING MEDICAL GROUP’s GOPDU (as defined in Section 10.01 of this Agreement) is less than or equal to that amount.  The GOPDU Attachment Point is shown on the Generic Outpatient Prescription Drug Utilization Incentive Schedule, as set forth on Exhibit H attached and incorporated herein.

2.73.1                  “Scorecard Percentile Attachment Point” is the point at which no Quality/Best Practices Scorecard Incentive shall be paid if PARTICIPATING MEDICAL GROUP’s percentile ranking (rounded to the nearest whole number) of its results on the Quality/Best Practices Scorecard is less than or equal to such point.  The Scorecard Percentile Attachment Point is shown on the Quality/Best Practices Scorecard Incentive Schedule, as set forth on Exhibit I attached and incorporated herein.

3.                                       Section 4.05C of the Agreement is hereby amended and replaced in its entirety with the following:

PARTICIPATING MEDICAL GROUP shall:

(1)                               Make available to BLUE CROSS all minutes and notes from any and all Utilization Management Committees and/or activities which relate to Members.

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(2)                                  Make available to BLUE CROSS upon request all composite Utilization Management data which include Members in the composite data set and provide such detail as is available regarding those Members.

(3)                                  Provide the BLUE CROSS Medical Director (or the Medical Director’s clinical designee) with a schedule designating the time and place of all Utilization Management Committee meetings that relate to Members, in order that he or she shall, in the Medical Director’s discretion, attend.  The BLUE CROSS Medical Director shall notify PARTICIPATING MEDICAL GROUP in advance of his or her attendance and shall not be excluded from any deliberation on activities related to Members.

(4)                                  Comply with all applicable laws and regulations concerning utilization management criteria and processes, including, without limitation, California Health and Safety Code Sections 1363.5 and 1367.01.

4.                                       Section 4.06 of the Agreement is hereby amended to add the following sentence to the beginning of such Section:

PARTICIPATING MEDICAL GROUP agrees to provide financial information to BLUE CROSS or its designated agent and to meet any other financial requirements that assist BLUE CROSS in maintaining the financial viability of its arrangements for the provision of health care services in the manner described in Section 1375.4 of the California Health and Safety Code and applicable regulations.

5.                                       Section 4.10A of the Agreement is hereby deleted in its entirety and replaced with the following:

To accept any and all Members who select PARTICIPATING MEDICAL GROUP until such time as PARTICIPATING MEDICAL GROUP shall have provided ninety (90) days prior written notice to BLUE CROSS that it has reached its maximum capacity as set forth in Section 16.08 herein.  PARTICIPATING MEDICAL GROUP shall be responsible for maintaining sufficient professional and other resources to maintain its maximum capacity at or above the specified level.  The parties acknowledge their understanding that enrollment from individual accounts, or changes in selection of PARTICIPATING MEDICAL GROUP by Members, are not entirely within the control of BLUE CROSS.  Except as required by applicable law or regulation, nothing in this Section shall require that BLUE CROSS reassign any Members assigned to PARTICIPATING MEDICAL GROUP as of the effective date of the ninety (90) day notice referenced herein.

6.                                       Section 4.10E of the Agreement is hereby amended to add the following paragraph to the beginning of such
Section:

BLUE CROSS will comply with all requirements of California Health and Safety Code Section 1395.6.  The BLUE CROSS Managed Care Network may be sold, leased, transferred or conveyed to Other Payors, which may include workers’ compensation insurers or automobile insurers.  BLUE CROSS will disclose upon initial signing of this Agreement and within 30 days of receipt of a written request from PARTICIPATING MEDICAL GROUP a summary of all Other Payors currently eligible to pay the negotiated rates under this Agreement as a result of their arrangement with BLUE CROSS.  BLUE CROSS requires such Other Payors to actively encourage Covered Persons to use network participating providers when obtaining medical care through the use of one or more of the following: reduced copayments, reduced deductibles, premium discounts directly attributable to the use of a participating provider, financial penalties directly attributable to the non-use of a participating provider, providing Covered Persons with the names, addresses and phone numbers of participating providers in advance of their selection of a health care provider through the use of provider directories, toll-free telephone numbers and internet web site addresses.  In the event BLUE CROSS enters into an arrangement with an Other Payor that does not require such active encouragement of the use of the BLUE CROSS Managed Care Network, PARTICIPATING MEDICAL GROUP shall be allowed to decline to provide services to such Other Payor.

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7.                                       The following Section 4.13.1 is hereby added to Article IV of the Agreement:

4.13.1                  The parties agree that the financial risk provisions of this Agreement have been negotiated and agreed to by BLUE CROSS and PARTICIPATING MEDICAL GROUP.

8.                                       Section 5.13 of the Agreement is hereby replaced in its entirety to read as follows:

5.13                           Notwithstanding any provision herein to the contrary, BLUE CROSS agrees to give PARTICIPATING MEDICAL GROUP at least ninety (90) days prior notice of any change by BLUE CROSS to a material term of this Agreement (except for any change necessary to comply with state or federal law or regulations or any accreditation requirements of a private sector accreditation organization and a shorter timeframe is required for compliance).  If PARTICIPATING MEDICAL GROUP desires to negotiate the change (except for any change necessary to comply with state or federal law or regulations or any accreditation requirements of a private sector accreditation organization), PARTICIPATING MEDICAL GROUP shall notify BLUE CROSS no later than thirty (30) days after receipt of BLUE CROSS’s notice.  If the parties are unable to agree to such change by the forty-fifth (45th) day prior to the effective date of the change, PARTICIPATING MEDICAL GROUP may terminate this Agreement as of the effective date of the change upon prior written notice given to BLUE CROSS no later than the forty-second (42nd) day prior to the effective date of the change, notwithstanding the provisions of Section 13.01 of this Agreement.

9.                                       The following Sections 5.14.1 and 5.15.1 are hereby added to Article V of the Agreement:

5.14.1                  To disclose information to PARTICIPATING MEDICAL GROUP that enables PARTICIPATING MEDICAL GROUP to be informed regarding the financial risk assumed under this Agreement, as required in California Health and Safety Code Section 1375.4 and applicable regulations.

5.15.1                  To authorize and arrange for the provision of BLUE CROSS Services to Members for all new and renewing business.

10.                                 Article IX of the Agreement is hereby deleted and replaced in its entirety with the following:

IX.                                NON-CAPITATED SERVICES

9.01                           The Covered Medical Services encompassed in Non-Capitated Services are delineated in Exhibit A(1)

9.02                           Billing for Non-Capitated Services shall be as follows:

A.                                   The provider of Non-Capitated Services may bill BLUE CROSS directly, in which case, BLUE CROSS shall reimburse said provider within forty-five  (45) working days following receipt of a clean, undisputed claim accompanied by an authorization from PARTICIPATING MEDICAL GROUP; or

B.                                     The provider of Non-Capitated Services may bill PARTICIPATING MEDICAL GROUP, in which case, PARTICIPATING MEDICAL GROUP shall bill BLUE CROSS for reimbursement.  BLUE CROSS shall reimburse PARTICIPATING MEDICAL GROUP within forty-five (45) working days following BLUE CROSS’s receipt of a clean undisputed claim from PARTICIPATING MEDICAL GROUP, on the condition that such claim shall be submitted to BLUE CROSS no later than twelve (12) months after the date of service.  This section shall only apply for the following Non-Capitated

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Services: mammography services, DME, prosthetics and injectable medications (including chemotherapy drugs and infused substances).

In either case described above, BLUE CROSS shall pay contracting providers at the rate negotiated between BLUE CROSS and said provider.  In the case of non-contracting providers, BLUE CROSS shall pay the lesser of: the actual billed charges, or the maximum allowable rate according to the BLUE CROSS Customary and Reasonable charges, or the rate arranged for by a CALIFORNIACARE Case Manager.

11.                                 Article X of the Agreement is hereby deleted and replaced in its entirety with the following:

X.                                    GENERIC OUTPATIENT PRESCRIPTION DRUG UTILIZATION INCENTIVE

10.01                     Calculating PARTICIPATING MEDICAL GROUP’s Generic Outpatient Prescription Drug Utilization (“GOPDU”).

PARTICIPATING MEDICAL GROUP’s Generic Outpatient Prescription Drug Utilization (“GOPDU”) is the quotient (rounded to the nearest whole number) of (i) the number of Generic Outpatient Prescription Drugs prescribed during each calendar year for Members assigned to PARTICIPATING MEDICAL GROUP who have an outpatient prescription drug benefit included in their Benefit Agreement and paid for by BLUE CROSS as specified below, divided by (ii) the total number of outpatient prescription drugs (generic, brand and trade name) prescribed during each calendar year for Members assigned to PARTICIPATING MEDICAL GROUP who have an outpatient prescription drug benefit included in their Benefit Agreement and paid for by BLUE CROSS as specified below.

After the end of each calendar year BLUE CROSS shall calculate the GOPDU for PARTICIPATING MEDICAL GROUP based on the prescriptions written for Members assigned to PARTICIPATING MEDICAL GROUP who have an outpatient prescription drug benefit included in their Benefit Agreement and the pharmacy claims paid for such prescriptions during such prior calendar year through March 31st after year-end.  Beginning in year two (2) of this Agreement, all outpatient drug prescriptions on pharmacy claims received after calculation of the final Generic Outpatient Prescription Drug Utilization Incentive will be included in the following year’s GOPDU calculation.

10.02                     Generic Outpatient Prescription Drug Utilization Incentive Schedule

To be eligible for a Generic Outpatient Prescription Drug Utilization Incentive, PARTICIPATING MEDICAL GROUP must have participated in BLUE CROSS’S CaliforniaCare network for a minimum of nine (9) months during the applicable calendar year.

The Generic Outpatient Prescription Drug Utilization Incentive Schedule set forth in Exhibit H will be the basis for determining any Generic Outpatient Prescription Drug Utilization Incentive to PARTICIPATING MEDICAL GROUP.

10.03                     Calculating the Generic Outpatient Prescription Drug Utilization Incentive

If PARTICIPATING MEDICAL GROUP’s GOPDU is greater than the GOPDU Attachment Point, as described in Exhibit H, PARTICIPATING MEDICAL GROUP will be entitled to receive a Generic Outpatient Prescription Drug Utilization Incentive, as determined in accordance with Exhibit H; provided that PARTICIPATING MEDICAL GROUP meets the eligibility requirement set forth in Section 10.02 above.

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The amount of the Generic Outpatient Prescription Drug Utilization Incentive will be based on the applicable PMPM incentive calculation under Exhibit H multiplied by PARTICIPATING MEDICAL GROUP’s Member Months for the calendar year for Members with outpatient prescription drug benefits in their Benefit Agreement. Within one hundred eighty (180) days after the end of the “contract year,” BLUE CROSS will pay any Generic Outpatient Prescription Drug Utilization Incentive that is due PARTICIPATING MEDICAL GROUP for the previous calendar year.  Notwithstanding the foregoing, in the event this Agreement is terminated, BLUE CROSS shall calculate the Generic Outpatient Prescription Drug Utilization Incentive in accordance with this Article X and shall pay PARTICIPATING MEDICAL GROUP the applicable Generic Outpatient Prescription Drug Utilization Incentive within 180 days after the date of termination. For purposes of calculating the Generic Outpatient Prescription Drug Utilization Incentive, “contract year” shall mean calendar year.

PARTICIPATING MEDICAL GROUP shall review such incentive payment and/or any statement showing the calculation of such incentive payment prepared by BLUE CROSS and shall within forty-five (45) days of receipt, notify BLUE CROSS in writing of any problem or discrepancy; otherwise the right to challenge the amount and/or the calculation of the incentive shall be deemed waived by PARTICIPATING MEDICAL GROUP.

12.                                 Article XI of the Agreement is hereby deleted and replaced in its entirety with the following:

XI.                                QUALITY/BEST PRACTICES SCORECARD INCENTIVE

After the end of each calendar year BLUE CROSS will evaluate PARTICIPATING MEDICAL GROUP’s performance during such prior calendar year in certain areas related to quality of care, compliance with administrative requirements and service delivery to Members using a scorecard. PARTICIPATING MEDICAL GROUP will be notified of the scorecard parameters and scoring methodology prior to the start of each year.

BLUE CROSS will rank PARTICIPATING MEDICAL GROUP’s scorecard result with all other participating medical groups’ scorecard results. If PARTICIPATING MEDICAL GROUP’s percentile ranking (rounded to the nearest whole number) exceeds the Scorecard Percentile Attachment Point set forth on attached Exhibit I, PARTICIPATING MEDICAL GROUP will be entitled to receive a Quality/Best Practices Scorecard Incentive calculated in accordance with Exhibit I, provided that PARTICIPATING MEDICAL GROUP participated in BLUE CROSS’s CaliforniaCare network for a minimum of nine (9) months during the applicable calendar year.

If PARTICIPATING MEDICAL GROUP’s member satisfaction survey results are not available (but PARTICIPATING MEDICAL GROUP participated in such survey) or if PARTICIPATING MEDICAL GROUP was ineligible to participate in such survey due to a minimum membership requirement or if another component(s) of the scorecard were not evaluated, BLUE CROSS will extrapolate PARTICIPATING MEDICAL GROUP’s available scorecard result and then will rank such result with all other participating medical groups’ scorecard results and use Exhibit I to determine the amount of any Quality/Best Practices Scorecard Incentive, as set forth in the above paragraph. If PARTICIPATING MEDICAL GROUP was eligible to participate in the member satisfaction survey designated by BLUE CROSS, but did not participate for any reason, PARTICIPATING MEDICAL GROUP will not receive any points in those scorecard categories (or portions thereof) that are based on such survey results. BLUE CROSS will notify PARTICIPATING MEDICAL GROUP of its scorecard result and its ranking after the end of the applicable calendar year.

Any Quality/Best Practices Scorecard Incentive payable to PARTICIPATING MEDICAL GROUP in accordance with the PMPM Quality/Best Practices Scorecard Incentive Schedule shown in Exhibit I will be made within 180 days after the end of the “contract year” for which it is based. Notwithstanding the foregoing, in the event this Agreement is terminated, BLUE CROSS

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shall calculate PARTICIPATING MEDICAL GROUP’s Quality/Best Practices Scorecard Incentive payment in accordance with this Article XI and shall pay any such incentive payment within 180 days after the date of termination.  For purposes of calculating the Quality/Best Practices Scorecard Incentive, “contract year” shall mean calendar year.

PARTICIPATING MEDICAL GROUP shall review such incentive payment and/or any statement showing the calculation of such incentive payment prepared by BLUE CROSS and shall within forty-five (45) days of receipt, notify BLUE CROSS in writing of any problem or discrepancy; otherwise the right to challenge the amount and/or the calculation of the incentive shall be deemed waived by PARTICIPATING MEDICAL GROUP.

13.                                 Exhibit A(l) of the Agreement is hereby amended to delete in its entirety the categories of “Chemical Dependency Rehabilitation,” “Detoxification” and “Mental Health Services” and all provisions thereunder concerning financial responsibility for the professional and facility components thereof and to replace them with the following, respectively:

List of Benefits/Services	Capitation	Non- Capitated	BLUE CROSS

* CHEMICAL DEPENDENCY REHABILITATION(1)
Inpatient Facility Component	***	***	***
Inpatient Professional Component	***	***	***
Outpatient Facility Component	***	***	***
Outpatient Professional Component	***	***	***

DETOXIFICATION(1)
Inpatient Facility Component	***	***	***
Inpatient Professional Component	***	***	***
Outpatient Facility Component	***	***	***
Outpatient Professional Component	***	***	***

* MENTAL HEALTH SERVICES (PARITY & NON-PARITY)(1)
Inpatient Facility Component	***	***	***
Inpatient Professional Component	***	***	***
Outpatient Facility Component	***	***	***
Outpatient Professional Component	***	***	***

(1)                                  Services must have been provided in a mental health facility, if inpatient, and by a mental health provider, in all cases.

14.                                 Exhibit F of the Agreement is hereby deleted in its entirety.

15.                                 Exhibits H and I of the Agreement are hereby deleted and replaced in their entirety with Exhibits H and I attached and incorporated herein.

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Upon acceptance of the parties, this Amendment, as of the date specified on page one hereof, shall become a part of the Agreement, and all provisions of the Agreement not specifically inconsistent herewith shall remain in full force and effect.

BLUE CROSS OF CALIFORNIA		PARTICIPATING MEDICAL GROUP Northwest Orange County Medical Group, Inc.

/s/ Barry Ford		/s/ Pratibha Patel
Signature		Signature

BARRY FORD		PRATIBHA PATEL, MD
Print Name		Print Name

5/5/03		PRESIDENT	4/25/03
Title	Date	Title	Date

Tax ID #:

/s/ James P. Agronick
Signature

James P. Agronick
Print Name

CEO	4/25/03
Title	Date

Tax ID #:

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EXHIBIT H

Generic Outpatient Prescription Drug Utilization Incentive Schedule

Calculation of Generic Outpatient Prescription Drug Utilization Incentive:

1)              Identify the payment band that contains the PARTICIPATING MEDICAL GROUP’s Generic Outpatient Prescription Drug Utilization (“GOPDU”).

2)              Calculate the difference between PARTICIPATING MEDICAL GROUP’s GOPDU and the low value of the payment band.

3)              Multiply the result from Step 2 by the payment multiplier for the payment band.

4)              Add the result from Step 3 to the minimum payment amount for the payment band to get the PMPM GOPDU Incentive.

5)              Multiply the PMPM GOPDU Incentive from Step 4 by the PARTICIPATING MEDICAL GROUP’s Member Months for the calendar year (for Members with outpatient prescription drug benefits in their Benefit Agreement) to calculate the GOPDU Incentive.

Band	GOPDU			Payment Multiplier	Minimum Payment PMPM	Maximum Payment PMPM
	Low		High
1	0%		47%	***	***	***
2	48%	(*)	51%	***	***	***
3	52%		55%	***	***	***
4	56%		59%	***	***	***
5	60%		63%	***	***	***
6	64%		>64	***	***	***

PARTICIPATING MEDICAL GROUPs that have a GOPDU over 64% will get a maximum payment of $2.50 PMPM based on the number of Members with outpatient prescription drug benefits in their Benefit Agreement.

Example of Generic Outpatient Prescription Drug Utilization Incentive Calculation:

Assume: PARTICIPATING MEDICAL GROUP has GOPDU of 62%; and there are 100,000 member months

(1)               Identify the payment band that contains the PARTICIPATING MEDICAL GROUP’S GOPDU.  PARTICIPATING MEDICAL GROUP’s GOPDU of 62% falls between the low and high values of payment band 5

(2)               Calculate the difference between PARTICIPATING MEDICAL GROUP’s GOPDU and the low value for the payment band 62% - 60% = 2%

(3)               Multiply the result from Step 2 by the payment multiplier for the payment band.
2% x $12.50 = $0.25

(4)               Add the result from Step 3 to (he minimum payment amount for the payment band to get the PMPM GOPDU Incentive.
$2.00 + $0.25 = $2.25 PMPM GOPDU Incentive

(5)               Multiply the PMPM GOPDU Incentive from Step 4 by the PARTICIPATING MEDICAL GROUP’s Member Months for the calendar year to calculate the GOPDU Incentive.

$2.25 PMPM x 100,000 member months = $225,000

*GOPDU Attachment Point

H-1

EXHIBIT 1

Quality/Best Practices Scorecard Incentive Schedule

PARTICIPATING MEDICAL GROUP can receive a maximum payment of $4.50 PMPM.

Calculation of the Quality/Best Practices Scorecard Incentive Payment:

1)              Identify the payment band that contains PARTICIPATING MEDICAL GROUP’s percentile ranking (rounded to the nearest whole number) based its result from the Quality/Best Practices Scorecard.

2)              Calculate the difference between PARTICIPATING MEDICAL GROUP’s Quality/Best Practices Scorecard percentile ranking (rounded to the nearest whole number) and the low percentile ranking of the payment band.

3)              Multiply the result from Step 2 by the payment multiplier for the payment band.

4)              Add the result from Step 3 to the minimum payment amount for the payment band to get the PMPM Quality/Best Practices Scorecard Incentive.

5)              Multiply the PMPM Quality/Best Practices Scorecard Incentive from Step 4 by PARTICIPATING MEDICAL GROUP’S Member Months for the calendar year to calculate the Quality/Best Practices Scorecard Incentive payment.

	Scorecard Percentile Ranking
Band	Low		High	Payment Multiplier	Minimum Payment PMPM	Maximum Payment PMPM

1	0%		19%	***	***	***
2	20%	(*)	39%	***	***	***
3	40%		59%	***	***	***
4	60%		79%	***	***	***
5	80%		100%	***	***	***

Example of Quality/Best Practices Scorecard Incentive Payment Calculation:

Assume: PARTICIPATING MEDICAL GROUP’S performance on the scorecard places it in the 90% percentile rank, and there are 100,000 member months

(1)               Identify the payment band that contains PARTICIPATING MEDICAL GROUP’s percentile ranking (rounded to the nearest whole number) based on its result from me Quality/Best Practices Scorecard

PARTICIPATING MEDICAL GROUP’s ranking of 90% falls between the low and high percentile rankings of payment band 5

(2)               Calculate the difference between PARTICIPATING MEDICAL GROUP’s Quality/Best Practices Scorecard percentile ranking (rounded to the nearest whole number) and the low percentile ranking for the payment band.

90% - 80% = 10%

(3)               Multiply the result from Step 2 by the payment multiplier for the payment band.
10% x $5.00 = $0.50

(4)               Add the result from Step 3 to the minimum payment amount for the payment band to get the PMPM Quality/Best Practices Scorecard Incentive.
$0.50 + $3.50 = S4.00 PMPM Quality/Best Practices Scorecard Incentive

(5)               Multiply the PMPM Quality/Best Practices Scorecard Incentive from Step 4 by PARTICIPATING MEDICAL GROUP’s Member Months for the calendar year to calculate the Quality/Best Practices Scorecard Incentive payment.

$4.00 PMPM x 100,000 member months = $400,000 Quality/Best Practices Scorecard Incentive Payment

*Scorecard Percentile Attachment Point

I-1

CALIFORNIACARE HEALTH PLANS

Schedule G-1

Blue Cross Plus Plans

Effective Date: 01/01/2005 To 12/31/2005

Professional Blue Cross Plus Plan Code Adjusted Capitation Rates
For Book of Business Employer Groups

NORTHWEST ORANGE COUNTY MEDICAL GROUP

Prime Code: 0DN

Enrollment Protection (EP) Threshold:	PMG assumes full financial responsibility
EP Rate (100%)	$1.08
EP Rate (50%)	$0.54
Capitation Advance/Guarantee%	10%
Direct Access:	Does Not Participate
PQIP:	N/A

PLAN CODE	PLAN ADJUSTED RATE (1), (2)	PLAN ADJ. RATE @ 50%

(1)                                  Plan adjusted Capitation Rate includes 50% Guaranteed Base Rate plus the respective Capitation Advance/Capitation Guarantee:                                                10%

(2)                                  Plan adjusted Capitation rates exclude Direct Access and Enrollment Protection.

Note:                   To determine the actual monthly Capitation payment, multiply the Plan Adjusted Capitation rate as shown above by the appropriate age/sex factor. Then add EP rate and Direct Access rate.  Please refer to age/sex factors on Schedule G-1 A

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Supplemental Capitation Payment

To compute the Supplemental Capitation Payment, see Exhibit G, II in the CaliforniaCare Medical Services Agreement.

Supplemental Capitation Payment is expressed as a percent of the Total Capitation Payment and includes any advance supplemental capitation payment already paid.

Below is the In-Network Utilization Factor table and respective supplemental capitation payment percentage:

In-Network Utilization Factor (INUF)	Supplemental Capitation Payment%
0.0000 thru 0.4199	0.0%
0.4200 thru 0.4799	10.0%
0.4800 thru 0.5499	20.0%
0.5500 thru 0.6499	30.0%
0.6500 thru 0.7999	40.0%
0.8000 and above	50.0%

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CALIFORNIACARE HEALTH PLANS

Schedule G-1A
Age/Sex Factors - Blue Cross Plus Plans

Effective Date: 01/01/2005 To 12/31/2005
Professional Capitation Age/Sex Relativity Table
For Book of Business Employer Groups

NORTHWEST ORANGE COUNTY MEDICAL GROUP

Prime Code: 0DN
Age/Sex Factors (includes HMO Commercial, Durational and Blue Cross Plus plans)

AGE RANGE		Factor Male	Factor Female
From	To

0	0	1.8000	1.8000
1	4	0.5000	0.5000
5	14	0.4600	0.4700
15	19	0.5500	0.7700
20	24	0.5000	1.0100
25	29	0.5900	1.2800
30	34	0.6800	1.4500
35	39	0.7800	1.4600
40	44	0.9000	1.4900
45	49	1.0500	1.5800
50	54	1.2500	1.6900
55	59	1.6100	1.8400
60	64	2.0500	2.0700
65	120	2.2800	2.2200
65+	MP *	0.6840	0.6661

* Employer insurance is secondary payer to Medicare.

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CALIFORNIACARE HEALTH PLANS

Schedule D
HMO Commercial Plans (excludes Durational and Blue Cross Plus)

Effective Date: 01/01/2004 To 12/31/2004
Professional HMO Plan Code Adjusted Capitation Rates
For Book of Business Employer Groups

NORTHWEST ORANGE COUNTY MEDICAL GROUP

Prime Code: 0DN

Enrollment Protection (EP) Threshold:	PMG assumes full financial responsibility
EP Rate:	$1.08
Direct Access:	Does Not Participate
PQIP:	N/A

PLAN CODE	PLAN ADJUSTED CAPITATION RATE (1), (2)
GH	***
GH3	***
GL	***
H1	***
H10	***
H2	***
H3	***
H4	***
H5	***
H6	***
H7	***
H8	***
H9	***
HAA	***
HAB	***
HAC	***
HAD	***
HAE	***
HAF	***
HAG	***
HAH	***
HAI	***
HAJ	***
HAK	***
HAL	***
HAM	***
HAN	***
HAO	***
HAP	***
HAQ	***
HAR	***
HAS	***
HAT	***
HAU	***
HAV	***
HAW	***
HAX	***

2

PLAN CODE	PLAN ADJUSTED CAPITATION RATE (1), (2)
HAY	***
HAZ	***
HBA	***
HBB	***
HBC	***
HBD	***
HBF	***
HBG	***
HBH	***
HBI	***
HBJ	***
HBK	***
HBL	***
HBM	***
HBN	***
HBO	***
HBP	***
HBQ	***
HBR	***
HBS	***
HBT	***
HBU	***
HBV	***
HBW	***
HBX	***
HBY	***
HBZ	***
HC	***
HCA	***
HCB	***
HCC	***
HCD	***
HCE	***
HCF	***
HCG	***
HCH	***
HCI	***

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PLAN CODE	PLAN ADJUSTED CAPITATION RATE (1), (2)
HCJ	***
HCK	***
HCL	***
HCM	***
HCN	***
HCO	***
HCP	***
HCQ	***
HCR	***
HCS	***
HCT	***
HCU	***
HCV	***
HCW	***
HCX	***
HCY	***
HCZ	***
HDA	***
HDB	***
HDC	***
HDD	***
HDE	***
HDF	***
HDG	***
HDH	***
HDI	***
HDJ	***
HDK	***
HDL	***
HDM	***
HDN	***
HDO	***
HDP	***
HDQ	***
HDR	***
HDS	***
HDT	***

4

PLAN CODE	PLAN ADJUSTED CAPITATION RATE (1), (2)

HDU	***
HDV	***
HDW	***
HDX	***
HDY	***
HDZ	***
HEA	***
HEB	***
HEC	***
HED	***
HEE	***
HEF	***
HEG	***
HEH	***
HEI	***
HEJ	***
HEK	***
HEL	***
HEM	***
HEN	***
HEO	***
HEP	***
HEQ	***
HER	***
HES	***
HET	***
HEU	***
HEV	***
HEW	***
HEX	***
HEY	***
HEZ	***
HFA	***
HFB	***
HFC	***
HFD	***
HFE	***

5

PLAN CODE	PLAN ADJUSTED CAPITATION RATE (1), (2)

HFF	***
HFG	***
HFH	***
HFI	***
HFJ	***
HFK	***
HFL	***
HFM	***
HFN	***
HFO	***
HFP	***
HFQ	***
HFR	***
HFS	***
HFT	***
HFU	***
HFV	***
HFW	***
HFX	***
HFY	***
HFZ	***
HGA	***
HGB	***
HGC	***
HGD	***
HGE	***
HGF	***
HGG	***
HGH	***
HGI	***
HGJ	***
HGK	***
HGL	***
HGM	***
HGN	***
HGO	***
HGP	***

6

PLAN CODE	PLAN ADJUSTED CAPITATION RATE (1), (2)
HGQ	***
HGR	***
HGS	***
HGT	***
HGU	***
HGV	***
HGW	***
HGX	***
HGY	***
HGZ	***
HHA	***
HHB	***
HHC	***
HHD	***
HHE	***
HHF	***
HHG	***
HHH	***
HHI	***
HHJ	***
HHK	***
HHL	***
HHM	***
HHN	***
HHO	***
HHP	***
HHQ	***
HHR	***
HHS	***
HHT	***
HHU	***
HHV	***
HHW	***
HHX	***
HHY	***
HHZ	***
HIA	***

7

PLAN CODE	PLAN ADJUSTED CAPITATION RATE (1), (2)
HIB	***
HIC	***
HID	***
HIE	***
HIF	***
HIG	***
HIH	***
HII	***
HIJ	***
HIK	***
HIL	***
HIM	***
HIN	***
HIO	***
HIP	***
HIQ	***
HIR	***
HIS	***
HIT	***
HIU	***
HIW	***
HIX	***
HIY	***
HIZ	***
HJA	***
HJB	***
HJC	***
HJD	***
HJE	***
HJF	***
HJG	***
HJH	***
HJI	***
HJK	***
HJL	***
HJM	***
HJN	***

8

PLAN CODE	PLAN ADJUSTED CAPITATION RATE (1), (2)
HJO	***
HJP	***
HJQ	***
HJR	***
HJS	***
HJT	***
HJU	***
HJV	***
HJW	***
HJX	***
HJY	***
HJZ	***
HKA	***
HKB	***
HKC	***
HKD	***
HKE	***
HKF	***
HKG	***
HM2	***
HM3	***
HM4	***
HM6	***
HM7	***
HM8	***
HM9	***
HS	***
I	***
IN	***
KC	***
L	***
L3	***
LA	***
LS	***
LX	***
M2	***
M4	***
***

9

PLAN CODE	PLAN ADJUSTED CAPITATION RATE (1), (2)
M8	***
NG	***
NK	***
S6	***
SI	***
X4	***
X4M	***
X5	***
X5M	***
X6	***
X7	***

(1)                                  Plan Adjusted Capitation rate = Base Capitation Rate X Plan Relativity Factor.

(2)                                  Plan Adjusted Capitation rates exclude Direct Access and Enrollment Protection.

Note:                   To determine the actual Capitation payment, multiply the Plan Adjusted Capitation rate as defined in Item (1) above, by the appropriate age/sex factor. Then add EP rate plus the Direct Access rate.  Please refer to the age/sex factors on   Schedule D-1A

10

CALIFORNIACARE HEALTH PLANS

Schedule D
Individual Duration Plans

Effective Date: 01/01/2004 To 12/31/2004

Professional HMO Plan Code Adjusted Capitation Rates by Durational Year
For Book of Business Employer Groups

NORTHWEST ORANGE COUNTY MEDICAL GROUP

Prime Code: 0DN

Enrollment Protection (EP) Threshold:	PMG assumes full financial responsibility
EP Rate:	$1.08
Direct Access:	Does Not Participate
PQIP:	N/A

Base Capitation Rate
Year 1 ***
Year 2
Year 3
Year 4
Year 5
Year 6
Year 7
Year8

PLAN CODE	DURATIONAL YEAR	PLAN ADJUSTED CAPITATION RATE (1), (2)

IC, IL	1	***
	2	***
	3	***
	4	***
	5	***
	6	***
	7	***
	8	***
***
ICM	1	***
	2	***
	3	***
	4	***
	5	***
	6	***
	7	***
	8	***

(1)                                  Base Capitation rate X Plan Relativity Factor X Durational Year Relativity Factor = Plan Adjusted Capitation rate.

(2)                                  Plan Adjusted Capitation rates exclude Direct Access and Enrollment Protection.

Note:                   To determine the actual monthly Capitation payment, multiply the Plan Adjusted Capitation rate for the Durational year as shown above by the appropriate age/sex factor. Then add the Enrollment Protection rate plus the Direct Access rate. Please refer to age/sex factors on Schedule D-1A

1

CALIFORNIACARE HEALTH PLANS

Schedule D
Small Group Durational Plans

Effective Date: 01/01/2004 To 12/31/2004

Professional HMO Plan Code Adjusted Capitation Rates by Durational Year
For Book of Business Employer Groups

NORTHWEST ORANGE COUNTY MEDICAL GROUP

Prime Code: 0DN

Enrollment Protection (EP) Threshold:	PMG assumes full financial responsibility
EP Rate:	$1.08
Direct Access:	Does Not Participate
PQIP:

Base Capitation Rate
Year 1	***
Year 2	***
Year 3	***
Year 4	***
Year 5	***
Year 6	***
Year 7	***
Year 8	***

PLAN CODE	DURATIONAL YEAR	PLAN ADJUSTED CAPITATION RATE (1), (2)

L4, L5, L6, D4, D5, D6,	1	***
D8, D9, D10	2	***
	3	***
	4	***
	5	***
	6	***
	7	***
	8	***
***
***
DM4, DM5, L4M	1	***
D11, D12	2	***
	3	***
	4	***
	5	***
	6	***
	7	***
	8	***
***
L7, D7	1	***
	2	***
	3	***
	4	***
	5	***
	6	***
	7	***
	8	***
***

(1)                                  Base Capitation rate X Plan Relativity Factor X Durational Year Relativity Factor = Plan Adjusted Capitation rate.

(2)                                  Plan Adjusted Capitation rates exclude Direct Access and Enrollment Protection.

Note:                   To determine the actual monthly Capitation payment, multiply the Plan Adjusted Capitation rate for the Durational year as shown above by the appropriate age/sex factor Then add the Enrollment Protection rate plus the Direct Access rate. Please refer to age/sex factors on Schedule D-1A

1

CALIFORNIACARE HEALTH PLANS

Schedule D-1A

Age/Sex Factors (Includes HMO Commercial and Durational plans)

Effective Date:  01/01/2004 To 12/31/2004
Professional Capitation Age/Sex Relativity Table
For New & Renewing Employer Groups

NORTHWEST ORANGE COUNTY MEDICAL GROUP

Prime Code: 0DN

AGE RANGE		Factor Male	Factor Female
From	To
0	0	1.8000	1.8000
1	4	0.5000	0.5000
5	14	0.4600	0.4700
15	19	0.5500	0.7700
20	24	0.5000	1.0100
25	29	0.5900	1.2800
30	34	0.6800	1.4500
35	39	0.7800	1.4600
40	44	0.9000	1.4900
45	49	1.0500	1.5800
50	54	1.2500	1.6900
55	59	1.6100	1.8400
60	64	2.0500	2.0700
65	120	2.2800	2.2200
65+	MP*	0.6840	0.6661

*Employer insurance is secondary payer to Medicare.

1

CALIFORNIACARE HEALTH PLANS

Schedule G-1
Blue Cross Plus Plans

Effective Date: 01/01/2004 To 12/31/2004

Professional Blue Cross Plus Plan Code Adjusted Capitation Rates
For Book of Business Employer Groups

NORTHWEST ORANGE COUNTY MEDICAL GROUP

Prime Code: 0DN

Enrollment Protection (EP) Threshold:	PMG assumes full financial responsibility
EP Rate (100%)	$1.08
EP Rate (50%)	$0.54
Capitation Advance/Guarantee%	10%
Direct Access:	Does Not Participate
PQIP:	N/A

PLAN CODE	PLAN ADJUSTED RATE (1), (2)	PLAN ADJ. RATE @ 50%
PAB	***	***
PAC	***	***
PAD	***	***
PAH	***	***
PAJ	***	***
PAK	***	***
PAL	***	***
PAM	***	***
PAP	***	***
PAQ	***	***
PAR	***	***
PAS	***	***
PAU	***	***
PAV	***	***
PAX	***	***
PAZ	***	***
PBA	***	***
PBB	***	***
PBD	***	***
PBE	***	***
PBF	***	***
PBG	***	***
PBI	***	***
PBK	***	***
PBL	***	***
PBM	***	***
PBN	***	***
PBP	***	***
PBQ	***	***
PBT	***	***
PBU	***	***
PBX	***	***
PBZ	***	***

1

PLAN CODE	PLAN ADJUSTED RATE (1), (2)	PLAN ADJ. RATE @ 50%
PCA	***	***
PCB	***	***
PCD	***	***
PCE	***	***
PCF	***	***
PCG	***	***
PCH	***	***
PCI	***	***
PCJ	***	***
PCP	***	***
PCQ	***	***
PCR	***	***
PCS	***	***
PCU	***	***
PCV	***	***
PCW	***	***
PCX	***	***
PCY	***	***
PCZ	***	***
PDA	***	***
PDB	***	***
PDC	***	***
PDD	***	***
PDE	***	***
PDF	***	***
PDG	***	***
PDH	***	***
PDI	***	***
PDJ	***	***
PDK	***	***
PDL	***	***
PDM	***	***
PDN	***	***

2

PLAN CODE	PLAN ADJUSTED RATE (1), (2)	PLAN ADJ. RATE @ 50%
PDO	***	***
PDP	***	***
PDQ	***	***
PDR	***	***
PDS	***	***
PDT	***	***
PDU	***	***
Z4	***	***
ZAB	***	***
ZAC	***	***
ZAN	***	***
ZB	***	***
ZF	***	***
ZFI	***	***
ZH	***	***
ZK	***	***
ZL	***	***
ZN	***	***
ZP	***	***
ZPS	***	***
ZTA	***	***
ZTB	***	***
ZU	***	***
ZV	***	***
ZVH	***	***
ZW	***	***
ZW2	***	***
ZWM	***	***
ZX	***	***
ZXB	***	***
ZXL	***	***
ZXS	***	***
ZZ2	***	***

3

PLAN CODE	PLAN ADJUSTED RATE (1). (2)	PLAN ADJ. RATE @ 50%

(1)                                  Plan adjusted Capitation Rate includes 50% Guaranteed Base Rate plus the respective Capitation Advance/Capitation Guarantee:                                                10%

(2)                                  Plan adjusted Capitation rates exclude Direct Access and Enrollment Protection.

Note:                   To determine the actual monthly Capitation payment, multiply the Plan Adjusted Capitation rate as shown above by the appropriate age/sex factor. Then add EP rate and Direct Access rate. Please refer to age/sex factors on   Schedule G-1 A

4

Supplemental Capitation Payment

To compute the Supplemental Capitation Payment, see Exhibit G, II in the CaliforniaCare Medical Services Agreement.

Supplemental Capitation Payment is expressed as a percent of the Total Capitation Payment and includes any advance supplemental capitation payment already paid.

Below is the In-Network Utilization Factor table and respective supplemental capitation payment percentage:

In-Network Utilization Factor (INUF)	Supplemental Capitation Payment% _
0.0000 thru 0.4199	0.0%
0.4200 thru 0.4799	10.0%
0.4800 thru 0.5499	20.0%
0.5500 thru 0.6499	30.0%
0.6500 thru 0.7999	40.0%
0.8000 and above	50.0%

5

CALIFORNIACARE HEALTH PLANS

Schedule G-1A
Age/Sex Factors - Blue Cross Plus Plans

Effective Date: 01/01/2004 To 12/31/2004
Professional Capitation Age/Sex Relativity Table
For Book of Business Employer Groups

NORTHWEST ORANGE COUNTY MEDICAL GROUP

Prime Code: 0DN
Age/Sex Factors (includes HMO Commercial, Durational and Blue Cross Plus plans)

AGE RANGE		Factor Male	Factor Female
From	To

0	0	1.8000	1.8000
1	4	0.5000	0.5000
5	14	0.4600	0.4700
15	19	0.5500	0.7700
20	24	0.5000	1.0100
25	29	0.5900	1.2800
30	34	0.6800	1.4500
35	39	0.7800	1.4600
40	44	0.9000	1.4900
45	49	1.0500	1.5800
50	54	1.2500	1.6900
55	59	1.6100	1.8400
60	64	2.0500	2.0700
65	120	2.2800	2.2200
65+	MP*.	0.6840	0.6661

* Employer insurance is secondary payer to Medicare.

1

CALIFORNIACARE HEALTH PLANS

Schedule D
HMO Commercial Plans (excludes Durational and Blue Cross Plus)

Effective Date: 01/01/2005 To 12/31/2005
Professional HMO Plan Code Adjusted Capitation Rates
For Book of Business Employer Groups

NORTHWEST ORANGE COUNTY MEDICAL GROUP
Prime Code: 0DN

Enrollment Protection (EP) Threshold:	PMG assumes full financial responsibility
EP Rate:	$1.08
Direct Access:	Does Not Participate
PQIP:	N/A

PLAN CODE	PLAN ADJUSTED CAPITATION RATE (1), (2)
A	***
C	***
C1	***
C10	***
C11	***
C14	***
C17	***
C2	***
C2M	***
C3	***
C4	***
C4H	***
C4S	***
C5	***
C5B	***
C5S	***
C6	***
C7	***
C8	***
C9	***
CF	***
C13	***
CJ	***
CK	***
CK4	***
CK6	***
CL	***
CL3	***
CS	***
CT	***
DG	***
DS2	***
F3	***
F4	***
FC	***
FR	***
G	***

PLAN CODE	PLAN ADJUSTED CAPITATION RATE (1), (2)
GH	***
GH3	***
GL	***
H1	***
H10	***
H2	***
H3	***
H4	***
H5	***
H6	***
H7	***
H8	***
H9	***
HAA	***
HAB	***
HAC	***
HAD	***
HAE	***
HAF	***
HAG	***
HAH	***
HAI	***
HAJ	***
HAK	***
HAL	***
HAM	***
HAN	***
HAO	***
HAP	***
HAQ	***
HAR	***
HAS	***
HAT	***
HAU	***
HAV	***
HAW	***
HAX	***

PLAN CODE	PLAN ADJUSTED CAPITATION RATE (1), (2)
HAY	***
HAZ	***
HBA	***
HBB	***
HBC	***
HBD	***
HBF	***
HBG	***
HBH	***
HBI	***
HBJ	***
HBK	***
HBL	***
HBM	***
H8N	***
HBO	***
HBP	***
HBQ	***
HBR	***
HBS	***
HBT	***
HBU	***
HBV	***
HBW	***
HBX	***
HBY	***
HBZ	***
HC	***
HCA	***
HCB	***
HCC	***
HCD	***
HCE	***
HCF	***
HCG	***
HCH	***
HCI	***

PLAN CODE	PLAN ADJUSTED CAPITATION RATE (1), (2)
HCJ	***
HCK	***
HCL	***
HCM	***
HCN	***
HCO	***
HCP	***
HCQ	***
HCR	***
HCS	***
HCT	***
HCU	***
HCV	***
HCW	***
HCX	***
HCY	***
HCZ	***
HDA	***
HDB	***
HDC	***
HDD	***
HDE	***
HDF	***
HDG	***
HDH	***
HDI	***
HDJ	***
HDK	***
HDL	***
HDM	***
HDN	***
HDO	***
HDP	***
HDQ	***
HDR	***
HDS	***
HDT	***

PLAN CODE	PLAN ADJUSTED CAPITATION RATE (1), (2)
HDU	***
HDV	***
HDW	***
HDX	***
HDY	***
HDZ	***
HEA	***
HEB	***
HEC	***
HED	***
HEE	***
HEF	***
HEG	***
HEH	***
HEI	***
HEJ	***
HEK	***
HEL	***
HEM	***
HEN	***
HEO	***
HEP	***
HEQ	***
HER	***
HES	***
HET	***
HEU	***
HEV	***
HEW	***
HEX	***
HEY	***
HEZ	***
HFA	***
HFB	***
HFC	***
HFD	***
HFE	***

PLAN CODE	PLAN ADJUSTED CAPITATION RATE (1), (2)
HFF	***
HFG	***
HFH	***
HFI	***
HFJ	***
HFK	***
HFL	***
HFM	***
HFN	***
HFO	***
HFP	***
HFQ	***
HFR	***
HFS	***
HFT	***
HFU	***
HFV	***
HFW	***
HFX	***
HFY	***
HFZ	***
HGA	***
HGB	***
HGC	***
HGD	***
HGE	***
HGF	***
HGG	***
HGH	***
HGI	***
HGJ	***
HGK	***
HGL	***
HGM	***
HGN	***
HGO	***
HGP	***

PLAN CODE	PLAN ADJUSTED CAPITATION RATE (1), (2)
HGQ	***
HGR	***
HGS	***
HGT	***
HGU	***
HGV	***
HGW	***
HGX	***
HGY	***
HGZ	***
HHA	***
HHB	***
HHC	***
HHD	***
HHE	***
HHF	***
HHG	***
HHH	***
HHI	***
HHJ	***
HHK	***
HHL	***
HHM	***
HHN	***
HHO	***
HHP	***
HHQ	***
HHR	***
HHS	***
HHT	***
HHU	***
HHV	***
HHW	***
HHX	***
HHY	***
HHZ	***
HIA	***

PLAN CODE	PLAN ADJUSTED CAPITATION RATE (1), (2)
HIB	***
HIC	***
HID	***
HIE	***
HIF	***
HIG	***
HIH	***
HII	***
HIJ	***
HIK	***
HIL	***
HIM	***
HIN	***
HIO	***
HIP	***
HIQ	***
HIR	***
HIS	***
HIT	***
HIU	***
HIW	***
HIX	***
HIY	***
HIZ	***
HJA	***
HJB	***
HJC	***
HJD	***
HJE	***
HJF	***
HJG	***
HJH	***
HJI	***
HJK	***
HJL	***
HJM	***
HJN	***

PLAN CODE	PLAN ADJUSTED CAPITATION RATE (1), (2)
HJO	***
HJP	***
HJQ	***
HJR	***
HJS	***
HJT	***
HJU	***
HJV	***
HJW	***
HJX	***
HJY	***
HJZ	***
HKA	***
HKB	***
HKC	***
HKD	***
HKE	***
HKF	***
HKG	***
HM2	***
HM3	***
HM4	***
HM6	***
HM7	***
HM8	***
HM9	***
HS	***
I	***
IN	***
KC	***
L	***
L3	***
LA	***
LS	***
LX	***
M2	***
M4	***

PLAN CODE	PLAN ADJUSTED CAPITATION RATE (1), (2)
M8	***
NG	***
NK	***
S6	***
SI	***
X4	***
X4M	***
X5	***
X5M	***
X6	***
X7	***

(1)                                  Plan Adjusted Capitation rate = Base Capitation Rate X Plan Relativity Factor.

(2)                                  Plan Adjusted Capitation rates exclude Direct Access and Enrollment Protection.

Note:                  To determine the actual Capitation payment, multiply the Plan Adjusted Capitation rate as defined in item (1) above, by the appropriate age/sex factor. Then add EP rate plus the Direct Access rate. Please refer to the age/sex factors on  Schedule D-1A

CALIFORNIACARE HEALTH PLANS

Schedule D

Individual Durational Plans

Effective Date: 01/01/2005 To 12/31/2005

Professional HMO Plan Code Adjusted Capitation Rates by Durational Year
For Book of Business Employer Groups

NORTHWEST ORANGE COUNTY MEDICAL GROUP

Prime Code: 0DN

Enrollment Protection (EP) Threshold:	PMG assumes full financial responsibility
EP Rate:	$1.08
Direct Access:	Does Not Participate
PQIP:	N/A

Base Capitation Rate
Year 1	***
Year 2	***
Year 3	***
Year 4	***
Year 5	***
Year 6	***
Year 7	***
Year 8	***

PLAN CODE	DURATIONAL YEAR	PLAN ADJUSTED CAPITATION RATE (1), (2)

IC, IL	1	***
	2	***
	3	***
	4	***
	5	***
	6	***
	7	***
	8	***
***
ICM	1	***
	2	***
	3	***
	4	***
	5	***
	6	***
	7	***
	8	***

(1)                                  Base Capitation rate X Plan Relativity Factor X Durational Year Relativity Factor = Plan Adjusted Capitation rate.

(2)                                  Plan Adjusted Capitation rates exclude Direct Access and Enrollment Protection.

Note:                   To determine the actual monthly Capitation payment, multiply the Plan Adjusted Capitation rate for the Durational year as shown above by the appropriate age/sex factor. Then add the Enrollment Protection rate plus the Direct Access rate. Please refer to age/sex factors on Schedule D-1A

1

CALIFORNIACARE HEALTH PLANS

Schedule D
Small Group Durational Plans

Effective Date: 01/01/2005 To 12/31/2005

Professional HMO Plan Code Adjusted Capitation Rates by Durational Year
For Book of Business Employer Groups

NORTHWEST ORANGE COUNTY MEDICAL GROUP
Prime Code: 0DN

Enrollment Protection (EP) Threshold:	PMG assumes full financial responsibility
EP Rate:	$1.08
Direct Access:	Does Not Participate
PQIP:	N/A

Base Capitation Rate
Year 1	***
Year 2	***
Year 3	***
Year 4	***
Year 5	***
Year 6	***
Year 7	***
Year 8	***

PLAN CODE	DURATIONAL YEAR	PLAN ADJUSTED CAPITATION RATE (1), (2)
L4, L5, L6, D4, D5, D6	1	***
D8, D9, D10	2	***
	3	***
	4	***
	5	***
	6	***
	7	***
	8	***
***
DM4, DM5, L4M	1	***
D11, D12	2	***
	3	***
	4	***
	5	***
	6	***
	7	***
	8	***
***
L7, D7	1	***
	2	***
	3	***
	4	***
	5	***
	6	***
	7	***
	8	***

(1)                                  Base Capitation rate X Plan Relativity Factor X Durational Year Relativity Factor = Plan Adjusted Capitation rate.

(2)                                  Plan Adjusted Capitation rates exclude Direct Access and Enrollment Protection,

Note:                   To determine the actual monthly Capitation payment, multiply the Plan Adjusted Capitation rate for the Durational year as shown above by the appropriate age/sex factor. Then add the Enrollment Protection rate plus the Direct Access rate. Please refer to age/sex factors on Schedule D-1A

1

CALIFORNIACARE HEALTH PLANS

Schedule D-1 A
Age/Sax Factors (includes HMO Commercial and Durational plans)

Effective Date: 01/01/2005 To 12/31/2005
Professional Capitation Age/Sex Relativity Table
For New & Renewing Employer Groups

NORTHWEST ORANGE COUNTY MEDICAL GROUP

Prime Code: 0DN

AGE RANGE
From	To	Factor Male	Factor Female
0	0	1.8000	1.8000
1	4	0.5000	0.5000
5	14	0.4600	0.4700
15	19	0.5500	0.7700
20	24	0.5000	1.0100
25	29	0.5900	1.2800
30	34	0.6800	1.4500
35	39	0.7800	1.4600
40	44	0.9000	1.4900
45	49	1.0500	1.5800
50	54	1.2500	1.6900
55	59	1.6100	1.8400
60	64	2.0500	2.0700
65	120	2.2800	2.2200
65+	MP*	0.6840	0.6661

*Employer insurance is secondary payer to Medicare.

1

CALIFORNIACARE HEALTH PLANS

Schedule G-1

Blue Cross Plus Plans

Effective Date: 01/01/2005 To 12/31/2005

Professional Blue Cross Plus Plan Code Adjusted Capitation Rates
For Book of Business Employer Groups

NORTHWEST ORANGE COUNTY MEDICAL GROUP
Prime Code: 0DN

Enrollment Protection (EP) Threshold:	PMG assumes full financial responsibility
EP Rate (100%)	$1.08
EP Rate (50%)	$0.54
Capitation Advance/Guarantee%	10%
Direct Access;	Does Not Participate
PQIP:	N/A

PLAN COD	PLAN ADJUSTED RATE (1), (2)	PLAN ADJ. RATE @ 50%
PAC	***	***
PAD	***	***
PAH	***	***
PAJ	***	***
PAK	***	***
PAL	***	***
PAM	***	***
PAP	***	***
PAQ	***	***
PAR	***	***
PAS	***	***
PAU	***	***
PAV	***	***
PAX	***	***
PAZ	***	***
PBA	***	***
PBB	***	***
PBD	***	***
PBE	***	***
PBF	***	***
PBG	***	***
PBI	***	***
PBK	***	***
PBL	***	***
PBM	***	***
PBN	***	***
PBP	***	***
PBQ	***	***
PBT	***	***
PBU	***	***
PBX	***	***
PBZ	***	***

1

PLAN COD	PLAN ADJUSTED RATE (1), (2)	PLAN ADJ. RATE @ 50%
PCA	***	***
PCB	***	***
PCD	***	***
PCE	***	***
PCF	***	***
PCG	***	***
PCH	***	***
PCI	***	***
PCJ	***	***
PCP	***	***
PCQ	***	***
PCR	***	***
PCS	***	***
PCU	***	***
PCV	***	***
PCW	***	***
PCX	***	***
PCY	***	***
PCZ	***	***
PDA	***	***
PDB	***	***
PDC	***	***
PDD	***	***
PDE	***	***
PDF	***	***
PDG	***	***
PDH	***	***
PDI	***	***
PDJ	***	***
PDK	***	***
PDL	***	***
PDM	***	***
PDN	***	***

1

PLAN COD	PLAN ADJUSTED RATE (1), (2)	PLAN ADJ. RATE @ 50%
PDO	***	***
PDP	***	***
PDQ	***	***
PDR	***	***
PDS	***	***
PDT	***	***
PDU	***	***
Z4	***	***
ZAB	***	***
ZAC	***	***
ZAN	***	***
ZB	***	***
ZF	***	***
ZF1	***	***
ZH	***	***
ZK	***	***
ZL	***	***
ZN	***	***
ZP	***	***
ZPS	***	***
ZTA	***	***
ZTB	***	***
ZU	***	***
ZV	***	***
ZVH	***	***
ZW	***	***
ZW2	***	***
ZWM	***	***
ZX	***	***
ZXB	***	***
ZXL	***	***
ZXS	***	***
ZZ2	***	***

3